Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Large Cap Value VIP

The following information replaces the existing tables for Deutsche Large Cap Value VIP in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information and is provided as of August 31, 2016:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Di Kumble	$0	$50,001 - $100,000
John Moody	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Di Kumble	6	$2,941,058,962	0	$0
John Moody	2	$1,545,546,273	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Di Kumble	0	$0	0	$0
John Moody	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Di Kumble	19	$4,578,763,262	0	$0
John Moody	19	$4,578,763,262	0	$0

Please Retain This Supplement for Future Reference

October 31, 2016

SAISTKR-289